ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          VARIABLE SEPARATE ACCOUNT
               ________________________________________________

         SUPPLEMENT TO THE POLARIS II PROSPECTUS DATED MAY 14, 1997


Delete the second paragraph under the subheading "Dollar Cost Averaging" contained in the section entitiled "4. INVESTMENT OPTIONS" on page 10 and replace with the following:

You may also set up dollar cost averaging using the 1-year DCA account when you make either your initial Purchase Payment or a sebsequent Purchase Payment. In that case, all your money in that account will be transferred to the variable Portfolio(s) in either 12 or 4 transfers by the end of the 1-year period, depending on the frequency you selected. Once selected, you cannot change the amount or frequency. The minimum amount that can be transferred from the 1-year DCA account is also $100. You cannot transfer money from the variable Portfolio(s) or fixed investment options into the 1-year DCA account.


Date: October 31, 1997
























              Please keep this supplement with your prospectus